Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

FOR IMMEDIATE RELEASE

Lantheus Holdings, Inc. Reports Preliminary Q1 Revenue Near Top End of Previously Disclosed Guidance Range; Withdraws 2020 Financial Guidance

NORTH BILLERICA, MA – April 9, 2020 – Lantheus Holdings, Inc. (NASDAQ: LNTH) (“Lantheus” or the “Company”), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a leader in the development, manufacture and commercialization of innovative diagnostic imaging agents announced today that its preliminary unaudited revenue for the fiscal first quarter ended March 31, 2020 will be near the top end of previously disclosed guidance range issued on February 25, 2020.

“For the first quarter of 2020, business results through the first two months were ahead of Company expectations,” said Mary Anne Heino, President and CEO. “However, as COVID-19 reached a global pandemic level in March, procedural volumes declined. Although we do not currently have visibility as to the scope and duration of the pandemic’s effect on our business, we believe that our healthy cash position and strong balance sheet should provide us the necessary liquidity to weather this current business environment, and we look forward to executing our strategy for future growth and the creation of stockholder value.”

We are anticipating that the second quarter impact of the COVID-19 pandemic on our business will be more significant than the first quarter of 2020. As such, Lantheus is taking proactive steps to reduce costs until healthcare systems begin to recover and elective procedures start to return to historical levels. During this period, Lantheus remains in a strong position to support the needs of our customers and patients. The Company has also strategically implemented precautionary measures in an effort to improve business continuity capabilities in its management, supply chain and manufacturing facilities.

As a result of the continued uncertainties surrounding the scope and duration of the COVID-19 pandemic, Lantheus is withdrawing its full year 2020 revenue, revenue growth, and adjusted fully diluted earnings per share guidance. Due to these uncertainties, and uncertain timing of global recovery and economic normalization, Lantheus is unable to estimate the overall impacts on its operations and financial results, which will likely be material. Lantheus plans to provide further updates in its next earnings release and conference call, currently scheduled for April 30, 2020.

The financial information included in this release at and for the quarter ended March 31, 2020 is unaudited and subject to quarter-end adjustments in connection with the completion of our customary financial closing procedures. Such changes could be material.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, including the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension and TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico and Canada. For more information, visit www.lantheus.com.

Important Information For Investors And Stockholders

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with a proposed merger transaction between Lantheus and Progenics Pharmaceuticals, Inc. (“Progenics”), Lantheus filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on November 12, 2019, as amended by Amendment No. 1 to that registration statement filed with the SEC on March 16, 2020, that includes a joint proxy statement of Lantheus and Progenics that also constitutes a preliminary prospectus of Lantheus. The registration statement was declared effective by the SEC on March 18, 2020, and Lantheus and Progenics commenced mailing the joint proxy statement/prospectus to stockholders of Lantheus and Progenics on or about March 19, 2020. INVESTORS AND SECURITY HOLDERS OF LANTHEUS AND PROGENICS ARE STRONGLY ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Lantheus or Progenics through the website maintained by the SEC at https://www.sec.gov.

Copies of the documents filed with the SEC by Lantheus will also be available free of charge on Lantheus’ website at https://www.lantheus.com/ or by contacting Lantheus’ Investor Relations Department by email at ir@lantheus.com or by phone at (978) 671-8001. Copies of the documents filed with the SEC by Progenics will also be available free of charge on Progenics’ internet website at https://www.progenics.com/ or by contacting Progenics’ Investor Relations Department by email at mdowns@progenics.com or by phone at (646) 975-2533.

Certain Information Regarding Participants

Lantheus, Progenics, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Lantheus is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 25, 2019, and its definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 12, 2019. Other information regarding the participants of Lantheus in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Information about the directors and executive officers of Progenics is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Other information regarding the participants of Progenics in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at https://www.sec.gov and from Investor Relations at Lantheus or Progenics as described above.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements, including those regarding the impact of the COVID-19 outbreak and public health measures to address it on Lantheus. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” “may,” “could,” and similar expressions. All forward looking statements are based on current expectations and beliefs as of the date of this release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the severity and duration of the COVID-19 outbreak in the United States and the regions in which we operate, the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, our ability to respond nimbly to challenging economic conditions and the other risks identified and discussed from time to time in the Lantheus’ reports filed with the SEC, including in Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. Except as required by law, Lantheus undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Investor Contact:

Mark Kinarney

978-671-8001

ir@lantheus.com